SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
            (on behalf of Public STEERS(R) Series 1998 MCIC-P1 Trust)
             (Exact name of registrant as specified in its charter)

   Delaware                          333-29015                  13-3891329
  (State or other                   (Commission               (I.R.S. Employer
    jurisdiction                    File Number)             Identification No.)
  of incorporation)

       World Financial Center,
          New York, New York                                   10281
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.



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Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On June 11, 1998, Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary, entered into Amendment No. 1 to the Public STEERS(R) Series 1998 MCIC-P1 Supplement.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.



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Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------


4.2 Amendment No. 1 to the Public STEERS(R) Series 1998 MCIC-P1 Supplement, dated as of June 11, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.



Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.





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                                        4

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH DEPOSITOR, INC.


Date: June 11, 1998                          By:    /S/ BARRY N. FINKELSTEIN
                                                 ------------------------------
                                             Name:   Barry N. Finkelstein
                                             Title:  Secretary


                                INDEX TO EXHIBITS


Exhibit No.                               Description
-----------                               -----------

4.2 Amendment No. 1 to the Public STEERS(R) Series 1998 MCIC-P1 Supplement, dated as of June 11, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.


(R)  "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.